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                                                                EXHIBIT 10 (jjj)


                               ADVISORY AGREEMENT


         This ADVISORY AGREEMENT (the "Agreement") is entered into as of October 1, 1993, between The Morningstar Group Inc., a Delaware corporation, MStar Inc., a Delaware corporation (collectively together with their successors "Morningstar"), and C. Dean Metropoulos ("Metropoulos").

         WHEREAS, Morningstar has requested that Metropoulos render advisory services to it consisting of an initial review and continuing advisory services with respect to Morningstar's business and its strategic direction including a reassessment and a restructuring of its operations (collectively the "Business");

         NOW, THEREFORE, in consideration of the services rendered and to be rendered by Metropoulos to Morningstar and to evidence the obligations of the parties hereto and the mutual covenants herein contained, Morningstar and Metropoulos hereby agree as follows:

         1.      Retention.

                 (a) Morningstar hereby retains Metropoulos as an advisor in connection with the Business and Metropoulos agrees to act as such advisor to Morningstar.

                 (b) Subject to reasonable advance notice in order to accommodate scheduling, Metropoulos will provide such advisory services to Morningstar and its subsidiaries as requested by the chief executive officer and the board of directors of Morningstar during the term of this Agreement.

         2.      Term.    The term of this Agreement shall continue for three
years from the date hereof (the "Term"), unless earlier terminated by either Morningstar or Metropoulos by written notice delivered to the other party specifying a termination date of this Agreement prior to the expiration of the Term, and on such specified date this Agreement shall terminate.

         3.      Compensation.    As compensation for Metropoulos' services as
an advisor to Morningstar pursuant to Section 1, Morningstar shall pay Metropoulos a fee of $250,000 per year, payable in equal monthly installments of $20,833.33 each. Morningstar shall also pay Metropoulos operating expenses of $100,000 per year payable in equal monthly installments of $8,333.33 each. The first installments of compensation and operating expenses shall be paid in arrears on the last day of each month during the Term hereof, commencing October 31, 1993.

         4. Reimbursement of Expenses. In addition to the payments pursuant to Section 3 hereof, Morningstar agrees to reimburse Metropoulos, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and connection with the performance by him of the services contemplated by Section 1 hereof.

         5.      Confidential Information.   In connection with the performance
of services hereunder, Metropoulos agrees not to divulge any confidential information, secret processes or





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trade secrets disclosed by Morningstar, or any of its subsidiaries, to
Metropoulos in his capacity as advisor or otherwise, unless such information, secret processes or trade secrets are publicly available or otherwise available to Metropoulos without restriction or breach of any confidentiality agreement.

         6.      Governing Law.   This Agreement shall be construed,
interpreted and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         7.      Assignment.      This Agreement and all provisions contained
herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the other party.

         8.      Counterparts.    This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         9.      Other Understandings.     All discussions, understandings and
agreements theretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                        ________________________________________
                                        C. Dean Metropoulos


                                                   THE MORNINGSTAR GROUP INC.


                                        By:____________________________________

                                        Its:___________________________________


                                                   MSTAR INC.


                                        By:____________________________________

                                        Its:___________________________________





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